UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 23, 2014

LE@P TECHNOLOGY, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-5667	65-0769296
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5601 N. Dixie Highway, Suite 411
Ft. Lauderdale, FL	33334
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (954) 771-1772

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFT 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Officers.   On May 23, 2014, at a regular meeting (the “May 2014 Board Meeting”) of the Board of Directors (the “Board” or “Board of Directors”) of Le@P Technology, Inc. (the “Company” or “Le@P”) following the Company’s 2014 annual meeting of stockholders, the Board reappointed (a) Timothy C. Lincoln to the following offices: Chairman of the Board, Acting Principal Executive Officer, and President; and (b) Mary E. Thomas to the following offices: Acting Principal Financial Officer, Chief Accounting Officer, Vice President, Treasurer, and Secretary.

Timothy C. Lincoln has served as a Class B Director of the Company since July 2000 and is also currently the Company’s (i) Acting Principal Executive Officer, a position he has held since May 2009, and (ii) Chairman of the Board and President, positions he has held since April 2012.  He also held the position of Acting Principal Executive Officer of the Company from September 2002 until October 2006.  Mr. Lincoln has also maintained a private law practice since October 1998.  From August 1995 to December 2008, Mr. Lincoln served in various legal and management roles for Marquette Realty, Inc.  Marquette Realty, Inc. managed a number of entities of which M. Lee Pearce, M.D. (“Dr. Pearce”), who is the former Chairman of the Board and is the (indirect, beneficial) majority stockholder of the Company, is the beneficial owner.  In addition, Mr. Lincoln is the President and Treasurer of Lauderdale Holdings, Inc. (the entity that holds the Company’s Class B Common Stock, par value $0.01 per share (“Class B Common Stock”), and of which Dr. Pearce is the sole shareholder) and is the President and Secretary of Broward Trading Corporation (the entity that is the owner of 700,000 shares of the Company’s Class A Common Stock, par value $0.01 per share (“Class A Common Stock”), and of which Dr. Pearce is the sole shareholder).  Mr. Lincoln also serves as a director of a number of entities which are directly or indirectly beneficially owned or controlled by Dr. Pearce.  From 1993 to 1996, Mr. Lincoln served as a mortgage loan officer for the Bank of North America, which was formerly controlled by Dr. Pearce (and of which Mr. Valle – another member of the Company’s Board of Directors – formerly served as an officer).  Mr. Lincoln received a Master of Business Administration Degree in Marketing from the University of New Mexico, and received a J.D. degree and an L.L.M. degree (in estate planning) from the University of Miami School of Law.  Mr. Lincoln is a member of the Florida Bar, and is 56 years old.

Mary E. Thomas has served as a Class A Director of the Company since June 2003, and is also currently the Company’s (i) Acting Principal Financial Officer, a position she has held since October 2000, and (ii) Chief Accounting Officer, Vice President, Treasurer, and Secretary, positions she has held since April 2012.  Ms. Thomas has over twenty-five years of experience in the healthcare and management financial accounting industry.  Ms. Thomas also serves as an officer of a number of entities which are directly or indirectly beneficially owned or controlled by Dr. Pearce.  From September 1999 to October 2000, Ms. Thomas served as an assistant to the Chief Executive Officer of the Company and was a member of the accounting department.  From 1985 to 1999, Ms. Thomas served in various financial and managerial positions for General Health Corp. I, a Delaware corporation, of which Dr. Pearce was formerly the President and is the controlling indirect beneficial owner.  Ms. Thomas received a Bachelor of Science Degree in Accounting from Nova Southeastern University, and is 55 years old.

Item 5.07	Submission of Matters to a Vote of Security Holders.

1.            Election of Directors.   The Company held its 2014 annual meeting of stockholders (the “2014 Annual Meeting”) on May 23, 2014, pursuant to notice (sent together with a proxy statement) duly given to all stockholders of record as of the record date for the meeting (April 8, 2014).  The Company’s Schedule 14A (including the definitive form of notice and proxy statement) concerning the 2014 Annual Meeting was filed with the Securities and Exchange Commission on April 16, 2014.  The Company solicited proxies for the 2014 Annual Meeting pursuant to Regulation 14A of the Securities Exchange Act of 1934, and there was (i) no solicitation or proposals opposing the Company’s solicitation, and (ii) no stockholder proposals.

The Board of Directors nominated Jerome Fields, M.D., Mary E. Thomas, Chris Minev, and Jose B. Valle as Class A Directors, and Timothy C. Lincoln as a Class B Director, in each case, for re-election to the Board of Directors at the 2014 Annual Meeting.

All of the nominees for election to the Board of Directors presented at the 2014 Annual Meeting were elected; specifically, all four of the nominees for Class A Director proposed for election at the 2014 Annual Meeting were elected to board membership by the holders of shares of the Company’s Class A Common Stock, and the sole nominee for Class B Director proposed for election at the 2014 Annual Meeting was elected to Board membership by the holder of shares of the Company’s Class B Common Stock.  The final voting results at the 2014 Annual Meeting on this (Election of Directors) proposal were as follows:

Class A Directors

		For	Against	Withheld	Abstentions	Broker Non-Votes
Jerome Fields, M.D.	Class A Director	60,207,464	-0-	1,060	-0-	742,101
Mary E. Thomas	Class A Director	60,164,164	-0-	44,360	-0-	742,101
Chris Minev	Class A Director	60,164,939	-0-	43,585	-0-	742,101
Jose B. Valle	Class A Director	60,207,464	-0-	1,060	-0-	742,101

Class B Director

		For	Against	Withheld	Abstentions	Broker Non-Votes
Timothy C. Lincoln	Class B Director	25,000	-0-	-0-	-0-	-0-

2.            Ratification of Independent Auditors.   The Board of Directors selected Cherry Bekaert LLP (“Cherry”) to serve as the Company’s independent auditors concerning the audit of the Company’s financial statements as of and for the year ending December 31, 2014.  At the 2014 Annual Meeting, Cherry’s appointment to serve as the Company’s independent auditors concerning the audit of the Company’s financial statements as of and for the year ending December 31, 2014 was ratified by the holders of shares of Class A Common Stock and the holder of shares of Class B Common Stock, voting together as a single class.  The final voting results at the 2014 Annual Meeting on this (Ratification of Independent Auditors) proposal were as follows:

For	Against	Withheld	Abstentions	Broker Non-Votes
60,974,112	1,388	-0-	125	-0-

Item 8.01	Other Events.

Appointment of Audit Committee Chair/Member.   At its May 2014 Board Meeting, the Board of Directors re-appointed Jose B. Valle as the Chairman and sole member of the Audit Committee of the Board of Directors (the “Audit Committee”).  The Board, after considering the matter, also determined and found that Mr. Valle is (1) “independent” (or an “independent director”) within the meaning of that term for audit committee members pursuant to NASDAQ’s listing standards addressing such matter, and (ii) an “audit committee financial expert” within the meaning of that term as defined under Item 407(d)(5)(ii) of Regulation S-K as promulgated pursuant to Section 407 of the Sarbanes-Oxley Act of 2002, as amended.  Note that no shares of the Company’s capital stock are listed, quoted or traded on any NASDAQ market.

Also at the May 2014 Board Meeting, the Board confirmed the authority of the Audit Committee to exercise all the authority of the Board with respect to the following matters:  (i) review of the scope and terms of the Company’s independent auditor’s engagement, including the remuneration to be paid, as well as the independence of the auditors; (ii) with the assistance of the Company’s financial and accounting personnel, review of the Company’s annual financial statements and the independent auditor’s report thereon as well as any reporting, accounting, operational or other issues communicated by the independent auditor to the Company or its management; (iii) review of the Company’s corporate policies and procedures (if any) as they relate to accounting and financial reporting and financial controls; (iv) review of any litigation to which the Company is or becomes a party; and (v) review of the use by the Company’s officers of expense accounts (or expense reimbursements) and other non-monetary perquisites, if any, extended to the Company’s officers.  In addition, the Audit Committee is authorized to direct the Company’s outside legal counsel, independent auditors and internal staff to inquire into and report to it on any matter relating to the Company’s accounting or financial procedures, controls or reporting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LE@P TECHNOLOGY, INC.

Date: May 27, 2014	By:	/s/ Timothy C. Lincoln
	Name:	Timothy C. Lincoln
	Title:	Acting Principal Executive Officer and President